UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): July 3, 2025

STRATEGIC ACQUISITIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-28963	13-3506506
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

51 JFK Parkway, Suite 135

Short Hills, New Jersey 07078

(Address of principal executive offices)

(908) 266-0541

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See: General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm

On July 3, 2025, the Board of Directors of Strategic Acquisitions, Inc. (or the “Company”) approved the dismissal of Michael T. Studer CPA P.C. (“Michael T. Studer”) as the Company’s independent registered public accounting firm.

The reports of Michael T. Studer on the Company’s consolidated financial statements for the fiscal year ended December 31, 2024 and the quarter ended March 31, 2025 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than an explanatory paragraph relating to the Company’s ability to continue as a going concern.

During the fiscal year ended December 31, 2024, and through the date of termination, July 3, 2025, there were no “disagreements” with Michael T. Studer on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Michael T. Studer would have caused Michael T. Studer to make reference thereto in its reports on the consolidated financial statement for such years. During the fiscal year ended December 31, 2024, and through July 3, 2025, there have been no “reportable events” (as defined in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Registration S-K), except for the identified material weaknesses in its internal control over financial reporting as disclosed in the Company’s Annual Report.

The Company provided Michael T. Studer with a copy of the disclosure made herein in response to Item 304(a) of Regulation S-K. In the event Michael T. Studer does not furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not Michael T. Studer agrees with the statements made by the Company in this report, no further action is required due to the fact that Michael T. Studer is not currently permitted to appear or practice before the Commission as noted in Staff Statement on Issuer Disclosure and Reporting Obligations in Light of Rule 102(e) Order against Michael T. Studer CPA P.C., which was disseminated by the SEC this date.

Item 9.01.1. Financial Statements and Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strategic Acquisitions, Inc.

Date: July 7, 2025	By	/s/ Yuanyuan Huang
Yuanyuan Huang
Secretary

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